UNITED STATES

SECURITY AND EXCHANGE COMMISSION

Washington,  D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 16, 2017

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National Presto Industries, Inc.

(Exact name of registrant as specified in this chapter)

Wisconsin	1-2451	39-0494170
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3925 North Hastings Way Eau Claire, Wisconsin	54703-3703
(Address of principal executive office)	(Zip Code)

Registrant’s telephone number, including area code: 715-839-2121

N/A

(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements for Certain Officers.

On May 16, 2017, the stockholders of National Presto Industries, Inc. voted to approve the National Presto Industries, Inc. 2017 Incentive Compensation Plan (the “2017 Plan”). The 2017 Plan provides for the grant of restricted stock awards to employees of National Presto and its subsidiaries. The maximum number of shares of common stock that may be delivered under the 2017 Plan is 150,000, subject to adjustment as provided in the 2017 Plan. National Presto may use only treasury shares in connection with grants under the 2017 Plan.  This summary of the 2017 Plan is qualified in its entirety by reference to the full text of the 2017 Plan, a copy of which is attached as Appendix A to National Presto’s proxy statement for the 2017 Annual Meeting of Stockholders.  The form of agreement for Restricted Stock Awards is attached hereto as Exhibit 10.1.

Item 5.07  Submission of Matters to a Vote of Security Holders.

The registrant held its Annual Meeting of Stockholders on May 16, 2017.  At the meeting, stockholders re-elected Randy F. Lieble and Joseph G. Stienessen to serve as directors, each for a three-year term ending at the annual meeting to be held in 2020, and approved the Company’s 2017 Incentive Compensation Plan. Stockholders also ratified the appointment of BDO USA, LLP as the Company's independent registered public accounting firm for the year ending December 31, 2017. On a non-binding advisory basis, stockholders approved the compensation of the Company’s named executive officers and voted on the frequency of future advisory votes on executive compensation.  A press release regarding the outcome of the votes of stockholders is attached hereto as Exhibit 99.1.

Set forth below are the final voting results for each of the proposals.

Election of Directors

Name	For	Withheld	Broker Non-Votes

Randy F. Lieble	4,721,846	950,688	879,096
Joseph G. Stienessen	5,569,087	103,447	879,096

Approve the 2017 Incentive Compensation Plan

For	Against	Abstain	Broker Non-Votes

4,869,478	780,864	22,192	879,096

Ratify the Appointment of BDO USA, LLP as the Independent Registered Public Accounting Firm

For	Against	Abstain	Broker Non-Votes

6,489,803	38,431	23,396	0

Advisory (Non-Binding) Vote on Executive Compensation

For	Against	Abstain	Broker Non-Votes

5,530,876	120,218	21,440	879,096

Advisory (Non-Binding) Vote on Frequency of an Advisory Vote on Executive Compensation

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes

2,185,993	21,591	3,445,244	19,706	879,096

In line with the recommendation by the stockholders, the Board of Directors has decided that it will include an advisory stockholder vote on executive compensation in its proxy materials every three years until the next required advisory vote on the frequency of stockholder votes on executive compensation, which will occur no later than our Annual Meeting of Stockholders in 2023.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
10.1	Sample form of Restricted Stock Award Agreement under National Presto Industries, Inc. 2017 Incentive Compensation Plan
99.1	Press Release of National Presto Industries, Inc. dated May 17, 2017

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

National Presto Industries, Inc.
(Registrant)

Date: May 18, 2017	By:	/s/ Maryjo Cohen
(Signature) Maryjo Cohen, President
and Chief Executive Officer